Postretirement Health Care Amounts Included in Accumulated Other Comprehensive Income (Detail) (Other Postretirement Benefit Plans, Defined Benefit, USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Other Postretirement Benefit Plans, Defined Benefit
Net Actuarial Loss	$ 10.9	$ 13.0
Prior Service Benefit	(8.0)	(13.0)
Gross Amount in Accumulated Other Comprehensive Income	2.9
Income Tax Effect	1.1
Net Amount in Accumulated Other Comprehensive Income	$ 1.8